                                                                    EXHIBIT 23.1

                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 18, 2000 included in Echelon Corporation's form 10-K for the year ended December 31, 1999.


                                                         /s/ Arthur Andersen LLP

San Jose, California
August 17, 2000